Risk Management - Capital Management under Insurance Institution Solvency Regulations (Detail) - CNY (¥) ¥ in Millions	Dec. 31, 2018	Dec. 31, 2017
Disclosure of computation of solvency ratio from actual capital and minimum capital [abstract]
Core capital	¥ 761,353	¥ 706,516
Actual capital	761,367	706,623
Minimum capital	¥ 303,872	¥ 254,503
Core solvency ratio	251.00%	278.00%
Comprehensive solvency ratio	251.00%	278.00%